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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                               February 16, 2006
                               -----------------
                Date of report (Date of earliest event reported)

                              HUBBELL INCORPORATED
             (exact name of registrant as specified in its charter)

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
         CONNECTICUT                          1-2958                  06-0397030
-------------------------------      ------------------------     -------------------
(State or other jurisdiction of      (Commission File Number)        (IRS Employer
incorporation or organization)                                    Identification No.)
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             584 Derby Milford Road, Orange, Connecticut 06477-4024
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 799-4100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Bonus Awards for Fiscal Year 2005

On February 16, 2006, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Hubbell Incorporated (the "Company") authorized the payment of bonus awards for the 2005 fiscal year to named executive officers of the Company pursuant to the Senior Executive Incentive Compensation Plan (the "Senior Executive Plan") and the Hubbell Incorporated Incentive Compensation Plan (the "Compensation Plan"). The awards were made in accordance with the 2005 Annual Incentive Guidelines attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2005, except that T.P. Smith received a bonus award of $260,100, equal to the maximum payout of 150%, rather than the $250,563 (a 144.5% payout) he would have been entitled to in accordance with the filed guidelines. The additional amount was awarded in recognition of the fact that Mr. Smith had significantly exceeded his maximum payout goal relating to operating profit and his maximum payout goal with respect to one of two components relating to working capital, while achieving more than the target but less than the maximum payout goal with respect to the other component.

Bonus Criteria for Fiscal Year 2006

On February 16, 2006, the Committee approved the 2006 Annual Incentive Guidelines under the Compensation Plan (the "2006 Guidelines"). The 2006 Guidelines set participation levels under the Compensation Plan at percentages of base salaries previously assigned to designated positions within the Company (for named executive officers, those levels (as a percentage of base salary) are 100% for the Chief Executive Officer, 70% for the Chief Financial Officer and Group Vice President, Lighting, 60% for other Group Vice Presidents and 50% for other officers. When all financial and individual goals are met, 100% of the target bonus amount will be paid. If goals are exceeded, an individual's bonus award may exceed his target bonus amount, up to a maximum of 200%. If any goals are not met, such award will be less than the target bonus amount, with a minimum award of 50% of the targeted bonus amount, provided that if financial results fall short of a predetermined threshold performance level, no bonuses will be paid with respect thereto. Awards will be paid to the Company's named executive officers who are corporate officers based upon specified earnings per share targets. Awards to named executive officers who are group vice presidents will be based on specified earnings per share targets, specified operating profit and working capital targets for the applicable business platform and a specified strategic objective for the platform, while awards to business platform executives will be based upon specified operating profit and working capital for the applicable business platform and a specified strategic objective for the platform. With respect to named executive officers other than the Company's Chief Executive Officer, the Chief Executive Officer will also assess such individuals' attainment of non-financial goals in addition to specified strategic objectives and, as appropriate, may increase or decrease an earned award by

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up to 25%, subject to Compensation Committee approval; provided that no addition will be made to any award with respect to a covered individual under Section 162
(m) of the Internal Revenue Code of 1986. The foregoing summary of the 2006 Guidelines Plan is qualified in its entirety by the full text of the 2006 Guidelines, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, the Committee by resolution established performance criteria based on net earnings of the Company for the bonus payable to T. H. Powers as Chief Executive Officer and D. G. Nord as Chief Financial Officer under the Senior Executive Plan. Pursuant to such criteria, the maximum amount of Mr. Power's bonus for 2006 would equal the lesser of (i)15% of the amount of the incentive compensation fund established under the Compensation Plan or (ii) $5,000,000, subject, in the case of (ii), to shareholder approval of the Senior Executive Plan at the Company's 2006 annual meeting of shareholders, while the maximum amount of Mr. Nord's bonus for 2006 would equal the lesser of (i) 10% of the amount of the incentive compensation fund established under the Compensation Plan or (ii) $5,000,000, subject, in the case of (ii), to shareholder approval of the Senior Executive Plan at the Company's 2006 annual meeting of shareholders. The Committee may decrease each of such amounts in its discretion, including by reference to what Mr. Powers or Mr. Nord would receive if either were a participant under the Compensation Plan with a participation level of 100% of their base salary, as set forth in the 2006 Guidelines.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

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     Exhibit No.                       Document Description
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
     10.1 Hubbell Incorporated Incentive Compensation Plan 2006 Annual Incentive Guidelines

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       HUBBELL INCORPORATED
                                                 -------------------------------
                                                          (Registrant)

Date     February 22, 2006
         ---------------------------------


                                                     /s/ Richard W. Davies
                                                 -------------------------------
                                                          (Signature)*
                                                Name:    Richard W. Davies
*Print Name and title of the signing            Title:   Vice President, General
officer under his signature.                             Counsel and Secretary